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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1, as amended, of our report dated June 7, 1996, except for Note 9, as to which the date is October 24, 1996, relating to the financial statements of Fortran Corp. which report appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


RUBIN, KOEHMSTEDT AND NADLER

Springfield, Virginia
June 3, 1998